EXHIBIT 32.2
Section 906 CFO Certification
I, Richard J. Nadeau, Chief Financial Officer of MAXIMUS, Inc. (“the Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.     The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2020 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 19, 2020	/s/ RICHARD J. NADEAU
Richard J. Nadeau
Chief Financial Officer